SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 5, 2002 among ACE Limited (the "Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd, formerly known as Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") and ACE Guaranty Re Inc. ("ACE Guaranty"), the LENDERS listed on the signature pages hereof, J.P. MORGAN SECURITIES INC., as Lead Arranger and Bookrunner, BANK OF AMERICA, N.A., BARCLAYS BANK PLC, CITIBANK, N.A. and FLEET NATIONAL BANK, as Co-Syndication Agents, JPMORGAN CHASE BANK, as Administrative Agent, and LLOYDS TSB BANK PLC, as Documentation Agent.


                           W I T N E S S E T H :


        WHEREAS, certain of the parties hereto have heretofore entered into a Credit Agreement dated as of May 8, 2000 (as heretofore amended and/or restated, the "Agreement");

        WHEREAS, at the date hereof, no Advances are outstanding under the Agreement; and

        WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

        SECTION 2.  Amendment of the Agreement.

        (a) The following definition in Section 1.01 of the Agreement is amended to read as follows:

               "Termination Date" means the earlier of April 4, 2003 and the date of termination in whole of the WC Commitments or such later date to which the Termination Date shall have been extended pursuant to Section 2.01(b) or, if such day is not a Business Day, the next preceding Business Day.

        (b) Section 2.08(a)(ii) of the Agreement is amended by replacing the figure "0.15%" with the figure "0.25%".

        (c) Section 4.01(g) of the Agreement is amended by changing each reference to the date "December 31, 2000" to "December 31, 2001".

        (d) Section 5.02(a)(xviii) of the Agreement is amended by deleting the word "and" immediately after the semi-colon at the end thereof.

        (e) Section 5.02(a)(xix) of the Agreement is amended by deleting the period at the end thereof and adding a semi-colon and the word "and" at the end thereof.

        (f) Section 5.02(a) of the Agreement is amended by adding the following immediately after the word "and" following the semi-colon at the end of subsection (xix) thereof:

        (xx) Liens securing up to an aggregate amount of $200,000,000 of obligations of Tempest, the Parent or any wholly owned Subsidiary, arising out of catastrophe bond financing.

        (g) The lead-in to Section 5.03 of the Agreement is amended by replacing the phrase "the Parent will furnish to the Agents and the Lenders" with the phrase "the Parent will furnish to the Administrative Agent for distribution to the Lenders".

        (h) Section 9.01 of the Agreement is amended by adding the following phrase at the end of the parenthetical in the first proviso thereto:

        "and other than any Lender that is not affected by such amendment, waiver or consent."

        SECTION 3. Change in Pricing. With effect from and including the date this Amendment and Restatement becomes effective in accordance with
Section 7 hereof, the attached Pricing Schedule shall replace the existing Pricing Schedule.

        SECTION 4. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Lender") shall become a Lender party to the Agreement and (ii) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the attached Commitment Schedule, which shall replace the existing Commitment Schedule. Any Lender whose Commitment is changed to zero shall upon such effectiveness cease to be a Lender party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Lender shall be due and payable on such date; provided that the provisions of Sections 2.12, 8.05 and 9.03 of the Agreement shall continue to inure to the benefit of each such Lender.

        SECTION 5. Representations and Warranties. (a) Each Borrower hereby represents and warrants (but, in the case of each Borrower other than the Parent, only as to itself) that as of the date hereof and after giving effect hereto:

               (i)  no Default has occurred and is continuing; and

               (ii) each representation and warranty of such Borrower set forth in the Agreement after giving effect to this Amendment and Restatement (but, in the case of each Borrower other than the Parent, only as to itself) is true and correct as though made on and as of such date.

        (b) The Parent hereby represents and warrants that, as of the date of effectiveness hereof, there shall have occurred no material adverse change since December 31, 2001 in the business, financial condition, operations or properties of the Parent and its Subsidiaries, taken as a whole.

        SECTION 6. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 7. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

               (i) The Administrative Agent shall have received counterparts of this Amendment and Restatement duly executed by each of the parties listed on the signature pages hereof (or in the case of any party as to which such an executed counterpart shall not have been received, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery of a counterpart hereof by such party).

               (ii) The Administrative Agent shall have received the following in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified) and (except for the New Notes (as defined below)) in sufficient copies for each Lender.

                       (A) Duly executed Committed Notes (in substantially
               the form of Exhibit A-1 to the Agreement) from each Borrower for each of the New Lenders and each Lender with a Commitment (as reflected on the existing Commitment Schedule) which differs from the Commitment reflected on the attached Commitment Schedule, dated on or before the date of effectiveness hereof (the "New Notes").

                       (B) Certified copies of the resolutions of the Board
               of Directors of each Loan Party approving the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions contemplated by the Loan Documents and each Loan Document to which it is or is to be a party.

                       (C) A certificate of each Loan Party, signed on
               behalf of such Loan Party by its President, Vice President, Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer and its Secretary or any Assistant Secretary, dated the date of effectiveness hereof, certifying, in the case of each Loan Party other than the Parent, only as to such Loan Party, as to (1) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of effectiveness hereof and (2) the absence of any event occurring and continuing, or resulting from the effectiveness hereof, that constitutes a Default.

                       (D) A certificate of the Secretary or an Assistant
               Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and Restatement, the New Notes to be issued by such Loan Party and the other documents to be delivered hereunder and thereunder.

                       (E) A favorable opinion of (1) Maples and Calder,
               Cayman Islands counsel for the Parent, to substantially the effect of Exhibit D-1 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request, (2) Mayer, Brown, Rowe & Maw, New York counsel for the Loan Parties, to substantially the effect of Exhibit D-2 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request, (3) Conyers Dill & Pearman, Bermuda counsel for ACE Bermuda and Tempest, to substantially the effect of Exhibit D-3 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as the Administrative Agent may reasonably request and (4) Hogan & Hartson, Maryland counsel for ACE Guaranty, to substantially the effect of Exhibit D-4 to the Agreement with respect to this Amendment and Restatement and the Agreement as amended and restated hereby and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (iii) The Borrowers shall have paid all accrued fees of the Agents and the Lenders and all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent), in each case to the extent then due and payable.

This Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrowers and the Lenders of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                                             ACE LIMITED

The Common Seal of ACE Limited was
hereunto affixed in the presence of:


--------------------------------------
Director


--------------------------------------
Chief Financial Officer



                                             ACE BERMUDA INSURANCE
                                             LTD.


The Common Seal of ACE Bermuda
Insurance Ltd. was hereunto affixed
in the presence of:


---------------------------------------
Director


---------------------------------------
Director


                                             ACE TEMPEST REINSURANCE
                                             LTD.


The Common Seal of ACE Tempest
Reinsurance Ltd. was hereunto affixed in the presence of:


---------------------------------------
Director


---------------------------------------
Director

                                      ACE INA HOLDINGS INC.


                                      By:
                                         -----------------------------------
                                              Title: Director



                                      ACE GUARANTY RE INC.


                                      By:
                                         -----------------------------------
                                              Title:



                                      JPMORGAN CHASE BANK, as
                                        Administrative Agent and as
                                        Lender


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:



                                      BANK OF AMERICA, N.A., as
                                        Syndication Agent and as Lender


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:

                                      FLEET NATIONAL BANK, as
                                        Syndication Agent and as Lender


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      BARCLAYS BANK PLC, as
                                        Syndication Agent and as Lender


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      CITIBANK, N.A., as Syndication
                                        Agent and as Lender


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      LLOYDS TSB BANK PLC, as
                                        Documentation Agent and as
                                        Lender


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:

                                      COMMERZBANK
                                      AKTIENGESELLSCHAFT, NEW
                                      YORK AND GRAND CAYMAN
                                      BRANCHES


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      CREDIT LYONNAIS, NEW YORK
                                      BRANCH


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      ROYAL BANK OF CANADA


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      STATE STREET BANK AND
                                      TRUST COMPANY


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      ABN AMRO BANK N.V.


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:



                                      THE BANK OF TOKYO-
                                      MITSUBISHI, LIMITED


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      COMERICA BANK


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:

                                      DEUTSCHE BANK AG, NEW
                                      YORK BRANCH


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      MELLON BANK, N.A.


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      HSBC BANK USA


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                      THE BANK OF NEW YORK


                                      By:
                                         -----------------------------------
                                              Name:
                                              Title:


                                     BANK ONE, N.A.


                                     By:
                                        -----------------------------------
                                             Name:
                                             Title:

                              PRICING SCHEDULE


        Each of "Applicable Facility Fee Percentage" and "Applicable Margin" means, for any day, the rate per annum set forth below in the row opposite such term and in the column corresponding to the Pricing Level and Usage that apply on such day:


   Pricing Level           Level I   Level II    Level III    Level IV    Level V    Level VI
------------------------ ---------- ---------- ------------- ---------- ----------- -----------
Applicable Facility Fee    0.060%     0.070%       0.080%      0.110%      0.135%     0.185%
   Percentage
Applicable Margin
   Usage < 33%             0.140%     0.230%       0.270%      0.390%      0.615%     0.815%
   Usage > 33%             0.240%     0.330%       0.370%      0.515%      0.740%     1.065%
         -


        For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Schedule:

        "Level I Pricing" applies on any day on which the Borrower's long-term debt is rated A+ or higher by S&P or A1 or higher by Moody's.

        "Level II Pricing" applies on any day on which (i) the Borrower's long-term debt is rated A or higher by S&P or A2 or higher by Moody's and
(ii) Level I Pricing does not apply.

        "Level III Pricing" applies on any day on which (i) the Borrower's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's and
(ii) neither Level I Pricing nor Level II Pricing applies.

        "Level IV Pricing" applies on any day on which (i) the Borrower's long-term debt is rated BBB+ or higher by S&P and/or Baa1 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

        "Level V Pricing" applies on any day on which (i) the Borrower's long-term debt is rated BBB or higher by S&P or Baa2 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing and Level IV Pricing applies.

        "Level VI Pricing" applies on any day if no other Pricing Level applies on such day.

        "Moody's" means Moody's Investors Service, Inc.

        "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI Pricing applies on any day.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

        The "Usage" applicable to any date is the percentage equivalent of a fraction the numerator of which is the sum of the aggregate outstanding principal amount of the Advances at such date and the denominator of which is the aggregate amount of the WC Commitments at such date. If for any reason any Advances remain outstanding following the termination of the WC Commitments, Usage will be deemed to be more than 33%.

        The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Parent without third-party credit enhancement, and any rating assigned to any other debt security of the Parent shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day.

        In the case of split ratings from S&P and Moody's, the rating to be used to determine the applicable Pricing Level is the higher of the two (e.g., A+/A2 results in Level I Pricing); provided that if the split is more than one full rating category, the intermediate (or higher of the two intermediate ratings) will be used (e.g. A+/A3 results in Level II Pricing and AA-/A3 results in Level I Pricing); and provided further that unless the Parent's credit ratings qualify for at least Level V Pricing, no better Pricing Level will be applicable.

                            COMMITMENT SCHEDULE

===============================================================================
                  Lender                                    Commitment
===============================================================================
             JPMorgan Chase Bank                            $66,000,000
-------------------------------------------------------------------------------
              Barclays Bank PLC                             $55,000,000
-------------------------------------------------------------------------------
            Bank of America, N.A.                           $55,000,000
-------------------------------------------------------------------------------
                Citibank, N.A.                              $55,000,000
-------------------------------------------------------------------------------
             Fleet National Bank                            $55,000,000
-------------------------------------------------------------------------------
             Lloyds TSB Bank plc                            $55,000,000
-------------------------------------------------------------------------------
     Wachovia Bank, National Association                    $50,000,000
-------------------------------------------------------------------------------
       Credit Lyonnais New York Branch                      $50,000,000
-------------------------------------------------------------------------------
 Commerzbank Aktiengesellschaft, New York and               $50,000,000
        Grand Cayman Branches
-------------------------------------------------------------------------------
      Deutsche Bank AG, New York Branch                     $50,000,000
-------------------------------------------------------------------------------
                HSBC Bank USA                               $37,000,000
-------------------------------------------------------------------------------
              Mellon Bank, N.A.                             $37,000,000
-------------------------------------------------------------------------------
             Royal Bank of Canada                           $37,000,000
-------------------------------------------------------------------------------
              ABN AMRO Bank N.V.                            $37,000,000
-------------------------------------------------------------------------------
                Comerica Bank                               $37,000,000
-------------------------------------------------------------------------------
     State Street Bank and Trust Company                    $37,000,000
-------------------------------------------------------------------------------
      Bank of Tokyo-Mitsubishi, Limited                     $37,000,000
-------------------------------------------------------------------------------
             The Bank of New York                           $0.00
-------------------------------------------------------------------------------
                Bank One, N.A.                              $0.00
-------------------------------------------------------------------------------
                     Total                                  $800,000,000
===============================================================================